UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2019

MAXAR TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38228	83-2809420
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. 120th Avenue, Westminster, Colorado		80234
(Address of principal executive offices)		(Zip Code)

303-684-2207
(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On January 28, 2019 Maxar Technologies Inc. (the “Company”) announced that the date and time for its annual meeting of stockholders (the “2019 Annual Meeting”) is set for Wednesday, May 8, 2019, at 2:00 p.m. local time, at the Company’s headquarters in Westminster, Colorado. Stockholders as of the record date, close of business on March 20, 2019, will be entitled to vote at the meeting.

Stockholder proposals intended to be presented at the 2019 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company not later than 5:00 p.m. Mountain Standard Time on February 7, 2019, in order to be considered for inclusion in the Company’s proxy statement for the 2019 Annual Meeting. For a stockholder to bring business before the 2019 Annual Meeting outside of Rule 14a-8 or to nominate a director, it must provide timely written notice to the Company in accordance with the advance notice provisions of the Company’s Amended and Restated Bylaws on or prior to February 7, 2019.  All stockholder proposals, director nominations and other related matters must comply, as applicable, with Delaware law, the rules and regulations under the Exchange Act and the Company’s Amended and Restated Bylaws in order to be considered.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Certain statements and other information included in this Current Report constitute “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) under applicable securities laws. Statements including words such as “may”, “will”, “could”, “should”, “would”, “plan”, “potential”, “intend”, “anticipate”, “believe”, “estimate” or “expect” and other words, terms and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, as well as other statements referring to or including forward-looking information included in this Current Report.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this Current Report. As a result, although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, the risk factors and other disclosures about the Company and its business included in the Company’s continuous disclosure materials filed from time to time with Canadian and U.S. securities regulatory authorities, which are available online under the Company's EDGAR profile at www.sec.gov , under the Company’s SEDAR profile at www.sedar.com or on the Company's website at www.maxar.com.

The forward-looking statements contained in this Current Report are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this Current Report or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements in this Current Report as a result of new information or future events, except as may be required under applicable securities legislation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  January 28, 2019

Maxar Technologies Inc.

By:	/s/ Michelle Kley
Name:	Michelle Kley
Title:	Senior Vice President, Chief Legal Officer, General Counsel and Corporate Secretary